Rule 497(d)

               The First Trust Special Situations Trust, Series 49
              Medical Growth & Treasury Securities Trust, Series 1

               Supplement to the Prospectus dated December 9, 1992

Notwithstanding anything to the contrary in the Prospectus, all shares of HEALTHSOUTH Corporation (Ticker: HLSH, formerly HRC) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

March 27, 2003